                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 19, 2006



                            NOCOPI TECHNOLOGIES, INC.
                 ----------------------------------------------
                 (Exact name of issuer as specified in charter)


         MARYLAND                       000-20333                 87-0406496
----------------------------     ------------------------      ----------------
(State or Other Jurisdiction     (Commission File Number)      (I.R.S. Employer
    of Incorporation or                                         Identification
       Organization)                                                Number)


                       9C PORTLAND ROAD, WEST CONSHOHOCKEN
                               PENNSYLVANIA 19428
                    ---------------------------------------
                    (Address of principal executive offices)



                                 (610) 834-9600
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1

         Registrant hereby furnishes the Press Release dated April 19, 2006, attached as an Exhibit to this Form 8-K pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             NOCOPI TECHNOLOGIES, INC.

Date: April 19, 2006                         By:  /s/ Rudolph A. Lutterschmidt
                                                  ----------------------------
                                                  Rudolph A. Lutterschmidt
                                                  Chief Financial Officer